Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Typically, equity awards are issued on a pre-determined schedule specified in employment agreements. Generally, the Board of Directors or Compensation Committee does not approve grants of such awards close in time to the disclosure of material nonpublic information and does not take material nonpublic information into account when determining the timing and terms of such awards. Further, the Company does not have a policy or practice of timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false